EXHIBIT 10.28

Void after November 15, 2018	Warrant No. ________

This Warrant and any shares acquired upon the exercise of this Warrant have not been registered under the Securities Act of 1933. This Warrant and such shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act. This Warrant and such shares may not be transferred except upon the conditions specified in this Warrant, and no transfer of this Warrant or such shares shall be valid or effective unless and until such conditions shall have been complied with.

NANO VIBRONIX, INC.

FORM OF AMENDED AND RESTATED

SERIES B-2 PARTICIPATING CONVERTIBLE PREFERRED STOCK PURCHASE WARRANT

Nano Vibronix, Inc. (the “Company”), having its principal office at 105 Maxess Road, Suite S124, Melville, NY 11747, hereby certifies that, for value received, _____________ (“Investor”), or assigns, is entitled, subject to the terms set forth below, to purchase from the Company at any time on, or from time to time after, November___, 2011 and before 5:00 P.M., New York City time, on November 15 , 2018, or as curtailed in accordance with the terms hereof (the “Expiration Date”), ______________ fully paid and non-assessable shares of Warrant Shares of the Company, at the Purchase Price per share of $0.199. The number and character of such shares of Warrant Shares and the Purchase Price per share are subject to adjustment as provided herein.

This Amended and Restated Series B-2 Participating Convertible Preferred Stock Purchase Warrant amends, restates and supersedes in all respects that certain Warrant No. ____ issued to the Holder on November___, 2011 (the “Original Warrant”). The Original Warrant is henceforth void and shall be of no further force or effect as of the date hereof. However, the Company and the Holder hereby agree that (i) no consideration was paid by the Holder in connection with the amendment and restatement of the Original Warrant, (ii) this Warrant shall be treated as a continuation of the Original Warrant for U.S. tax purposes and (iii) for purposes of calculating any holding periods under Rule 144 of the Securities Act of 1933, as amended, the original issuance date of this Warrant shall be November___, 2011.

As used herein, the following terms have the following respective meanings:

“Warrant Shares” means the Series B-2 Participating Convertible Preferred Stock of the Company Stock, par value $0.001 per share, of the Company.

“Affiliate” means any person or entity that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a person or entity, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Holder, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Holder will be deemed to be an Affiliate of such Holder.

“Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the city of New York, New York are authorized or required by law to remain closed.

“Common Stock” means the common stock, par value $0.001 per share, of the Company.

“Common Stock Equivalent” means any Convertible Security or warrant, option or other right to subscribe for or purchase any additional shares of Common Stock or any Convertible Security.

“Convertible Security” means any stock or other security (other than options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

“Exchange Act” means the Securities Exchange Act of 1934 as the same shall be in effect at the time.

“Holder” means any record owner of this Warrant.

“Per Share Market Value” has the meaning set forth in Section 2.3.

“Original Issue Date” means November ___, 2011.

“Other Securities” refers to any stock (other than Warrant Shares) and other securities of the Company or any other entity which the Holder of this Warrant at any time shall be entitled to receive, or shall have received, upon the exercise of this Warrant, in lieu of or in addition to Warrant Shares, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Warrant Shares or Other Securities pursuant to Section 5 or otherwise.

“Securities Act” means the Securities Act of 1933 as the same shall be in effect at the time.

“Underlying Securities” means any Warrant Shares or Other Securities issued or issuable upon exercise of this Warrant.

“Warrant” means, as applicable, this Warrant, as amended and restated, or each right as set forth in this Warrant to purchase one share of Warrant Shares, as adjusted.

1. Sale or Exercise Without Registration. If, at the time of any exercise, transfer or surrender for exchange of a Warrant or of Underlying Securities previously issued upon the exercise of Warrants, such Warrant or Underlying Securities shall not be registered under the Securities Act, the Company may require, as a condition of allowing such exercise, transfer or exchange, that the Holder or transferee of such Warrant or Underlying Securities, as the case may be, furnish to the Company an opinion of counsel, reasonably satisfactory to the Company, to the effect that such exercise, transfer or exchange may be made without registration under the Securities Act.

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2. Exercise of Warrant.

2.1. Exercise in Full. Subject to the provisions hereof, this Warrant may be exercised in full by the Holder hereof by surrender of this Warrant, with the form of subscription at the end hereof duly executed by such Holder, to the Company at its principal office accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Purchase Stock issuable upon exercise of this Warrant by the Purchase Price per share, after giving effect to all adjustments through the date of exercise.

2.2. Partial Exercise. Subject to the provisions hereof, this Warrant may be exercised in part by surrender of this Warrant in the manner and at the place provided in Section 3.1 except that the amount payable by the Holder upon any partial exercise shall be the amount obtained by multiplying (a) the number of shares of Warrant Shares (without giving effect to any adjustment therein) designated by the Holder in the subscription at the end hereof, by (b) the Purchase Price per share. Upon any such partial exercise, the Company at its expense will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant of like tenor, for the remaining number of shares of Warrant Shares which may be purchased hereunder.

2.3 Cashless Exercise. In addition to the method of payment set forth in Sections 2.1 and 2.2 and in lieu of any cash payment required thereunder, the Holder of the Warrant shall have the right at any time and from time to time to exercise the Warrant in full or in part by surrendering this Warrant in the manner and at the place specified in Section 3.1, specifying the number of shares for which this Warrant is being exercised. The Company shall issue Holder the number of shares computed using the following formula:

X=

where:	X = the number of Underlying Securities to be issued to Holder.

Y = the number of Underlying Securities for which this Warrant is being exercised.

A = the Purchase Price.

B = the Per Share Market Value of one share of Underlying Securities on the business day immediately preceding the date of such election

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“Per Share Market Value” means on any particular date (a) the closing sales price per share of the Underlying Securities on such date on any registered national stock exchange on which the Underlying Securities is then listed, or if there is no such closing sales price on such date, then the closing sales price on such exchange or quotation system on the date nearest preceding such date, or (b) if the Underlying Securities is not then listed on a registered national stock exchange, the closing sales price for a share of Underlying Securities in the over-the-counter market, as reported by the OTC Bulletin Board or the OTC Markets Group, Inc. (or similar organization or agency succeeding to its functions of reporting prices) at the close of business on such date, or (c) if the Underlying Securities is not then reported by the OTC Bulletin Board or the OTC Markets Group, Inc. (or similar organization or agency succeeding to its functions of reporting prices), the fair market value of a share of Underlying Securities as determined by the Board, acting in good faith. In determining the fair market value of any shares of Underlying Securities no consideration shall be given to any restrictions on transfer of the Underlying Securities imposed by agreement or by federal or state securities laws, or to the existence or absence of, or any limitations on, voting rights.

2.4. Certain Exercises. If this Warrant is to be exercised in connection with a registered public offering or sale of the Company, such exercise may, at the election of the Holder, be conditioned on the consummation of the public offering or sale of the Company, in which case such exercise shall not be deemed effective until the consummation of such transaction.

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2.5. Holder’s Exercise Limitations. The Company shall not affect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Exercise Notice, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of the shares acquired upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) conversion of the shares acquirable upon exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 2.5, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith.   To the extent that the limitation contained in this Section 2.5 applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a form of subscription shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination.   In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder.  For purposes of this Section 2.5, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of a Holder, the Company shall within two Business Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the potential issuance of shares of Common Stock issuable upon conversion of the shares acquired upon exercise of this Warrant. The Holder, upon not less than 61 days’ prior written notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2.5, provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to potential issuance of shares of Common Stock issuable upon conversion of the shares acquired upon exercise of this Warrant held by the Holder and the provisions of this Section 2.5 shall continue to apply.  Any such increase or decrease will not be effective until the 61st day after such written notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2.5 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant. The Beneficial Ownership Limitation provisions of this Section 2.5 may be waived at the election of the Holder upon not less than 61 days’ prior written notice to the Company. Any such waiver will not be effective and the provisions of this paragraph shall continue to apply until the 61st day (or later, if stated in the notice) after such notice of waiver is delivered to the Company. Unless earlier waived, the provisions of this Section 2.5 shall expire and be of no further force or effect as of _________, 20__ [one day prior to the expiration of the applicable warrant].

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3. Delivery of Stock Certificates, etc., on Exercise. As soon as practicable after the exercise of this Warrant in full or in part, the Company at its own expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and non-assessable shares of Warrant Shares or Other Securities to which such Holder shall be entitled upon such exercise, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then-current Market Price of one full share, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 4 or otherwise.

4. Adjustment for Dividends in Other Stock, Property, etc.; Reclassification, etc. In case at any time or from time to time after the Original Issue Date, the holders of Warrant Shares (or, if applicable, Other Securities) shall have received, or (on or after the record date fixed for the determination of stockholders eligible to receive) shall have become entitled to receive, without payment therefor

(a) other or additional stock or other securities or property (other than cash) by way of dividend, or

(b) any cash paid or payable (including, without limitation, by way of dividend), or

(c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, then, and in each such case the Holder of this Warrant, upon the exercise hereof as provided in Section 2, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 4) which such Holder would hold on the date of such exercise if on the Original Issue Date such Holder had been the Holder of record of the number of shares of Warrant Shares called for on the face of this Warrant and had thereafter, during the period from the Original Issue Date to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 4) receivable by such Holder as aforesaid during such period, giving effect to all adjustments called for during such period by Section 5 hereof. If the number of shares of Warrant Shares outstanding at any time after the date hereof is decreased by a combination or reverse stock split of the outstanding shares of Common Stock, the Purchase Price per share shall be increased, and the number of shares of Warrant Shares purchasable under this Warrant shall be decreased in proportion to such decrease in outstanding shares of Warrant Shares.

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5. Reorganization, Consolidation, Merger, etc. In case the Company after the Original Issue Date shall (a) effect a reorganization, (b) consolidate with or merge into any other entity or (c) transfer all or substantially all of its properties or assets to any other entity under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, the Holder of this Warrant, upon the exercise hereof as provided in Section 3 at any time after the consummation of such reorganization, consolidation or merger or the effective date of such dissolution, as the case may be, shall be entitled to receive (and the Company shall be entitled to deliver), in lieu of the Underlying Securities issuable upon such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant immediately prior thereto, all subject to further adjustment thereafter as provided in this Section 5; provided that if the sole consideration to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant immediately prior thereto, is cash, the Warrant shall be terminated upon such consummation or dissolution. The Company shall not effect any such reorganization, consolidation, merger or sale, unless prior to or simultaneously with the consummation thereof, the successor corporation resulting from such consolidation or merger or the corporation purchasing such assets or the appropriate corporation or entity shall assume, by written instrument, the obligation to deliver to each Holder the shares of stock, cash, other securities or assets to which, in accordance with the foregoing provisions, each Holder may be entitled to and all other obligations of the Company under this Warrant. In any such case, if necessary, the provisions set forth in this Section 5 with respect to the rights thereafter of the Holders shall be appropriately adjusted so as to be applicable, as nearly as may reasonably be, to any Other Securities or assets thereafter deliverable on the exercise of the Warrants.

6. Further Assurances. The Company will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of stock upon the exercise of all Warrants from time to time outstanding.

7. Officer's Certificate as to Adjustments. In each case of any adjustment or readjustment in the shares of Warrant Shares (or Other Securities) issuable upon the exercise of the Warrants, the Company will issue a certificate setting forth such adjustment or readjustment and the basis therefor.

8. Notices of Record Date, etc. In the event of

(a) any taking by the Company of a record of its stockholders for the purpose of determining the stockholders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or for the purpose of determining stockholders who are entitled to vote in connection with any proposed capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all the assets of the Company to or consolidation or merger of the Company with or into any other person, or

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(b) any voluntary or involuntary dissolution, liquidation or winding-up of the Company, or

(c) any proposed issue or grant by the Company of any Common Stock, or any other securities, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities (other than the issue of Common Stock on the exercise of the Warrants), then and in each such event the Company will mail or cause to be mailed to each Holder of a Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any, as of which the Holders of record of Underlying Securities shall be entitled to exchange their shares of Underlying Securities for securities or other property deliverable upon such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be given at least 10 days prior to the date therein specified.

9. Reservation of Stock, etc., Issuable on Exercise of Warrants. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of the Warrants, all shares of Warrant Shares (or Other Securities) from time to time issuable upon the exercise of the Warrants.

10. Notices, etc. All notices and other communications from the Company to the Holder of this Warrant shall be delivered by fax or courier, at such address as may have been furnished to the Company in writing by such Holder, or, until an address is so furnished, to and at the address of the last Holder of this Warrant who has so furnished an address to the Company.

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11. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the Company and the Holder or as otherwise provided in the Subscription Agreement. This Warrant shall be governed by and construed and enforced in accordance with the General Corporation Law of the State of Delaware without regard to principles of conflicts of law. Each party hereby irrevocably consents and submits to the jurisdiction of any New York State or United States Federal Court sitting in the State of New York, County of New York, over any action or proceeding arising out of or relating to this Agreement and irrevocably consents to the service of any and all process in any such action or proceeding by registered mail addressed to such party at its address specified herein (or as otherwise noticed to the other party). Each party further waives any objection to venue in New York and any objection to an action or proceeding in such state and county on the basis of forum non conveniens. Each party also waives any right to trial by jury.

Dated: __________ __, 20__	NANO VIBRONIX, INC.

By:
Name:
Attest: _________________________________	Title:

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FORM OF SUBSCRIPTION

(To be signed only upon exercise of Warrant)

To: NANO VIBRONIX, INC.

The undersigned, the Holder of the within Warrant, hereby irrevocably elects to exercise the purchase right represented by such Warrant for, and to purchase thereunder, _________ shares of Warrant Shares of Nano Vibronix, Inc., and herewith makes payment therefor

(i) of $_____________ or

(ii) by surrender of the number of Warrants included in the within Warrant required for full exercise pursuant to Section 2.3 of the Warrant,

and requests that the certificates for such shares be issued in the name of, and delivered to, ___________________, whose address is _______________________.

Dated:

(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

(Address)

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